March 1, 2011

Dreyfus Premier Investment Funds, Inc.

-Dreyfus Diversified Global Fund

-Dreyfus Diversified International Fund

-Dreyfus Diversified Large Cap Fund

-Dreyfus Emerging Asia Fund

-Dreyfus Greater China Fund

-Dreyfus Satellite Alpha Fund

The Statement of Additional Information for the funds listed above, dated March 1, 2011, is effective only with respect to these funds, notwithstanding information appearing therein that relates to other funds, which information is of no effect.  Information on such other funds may be obtained by calling your financial adviser, or writing to a fund at 144 Glenn Curtiss Boulevard, Uniondale, New York  11556-0144, visiting www.dreyfus.com  or calling 1-800-645-6561 (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-554-4611.